Exhibit 10.17(c)

June 1, 2015

Centurion Investment Management, LLC.

200 South Executive Drive

Suite 101

Brookfield, WI 53005

Attention: Umran Zia

Re:	Management Agreement Renewal

Dear Mr. Zia:

We are writing with respect to your management agreement concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2016 and all other provisions of the Management Agreements will remain unchanged.

•	Emerging CTA Portfolio.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036 or fax to 866-428-9026. If you have any questions, I can be reached at 212-296-6808 or contact Jack Yuen at 212-296-1320.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

CENTURION INVESTMENT MANAGEMENT, LLC

By:	/s/ Umran Zia

Print Name:	Umran Zia

PE/kg